=====================================================
                                         SEC File Nos. 2-97999
                                                       811-4309
=====================================================
         SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549

                  FORM N-1A
           REGISTRATION STATEMENT
                   UNDER
          THE SECURITIES ACT OF 1933
       POST-EFFECTIVE AMENDMENT NO. 22
           REGISTRATION STATEMENT
                   UNDER
      THE INVESTMENT COMPANY ACT OF 1940
             AMENDMENT NO. 18

    THE GROWTH FUND OF WASHINGTON, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
          1101 VERMONT AVENUE, N.W.
           WASHINGTON, D.C. 20005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
              (202) 842-5665

             HARRY J. LISTER
    WASHINGTON MANAGEMENT CORPORATION
        1101 VERMONT AVENUE, N.W.
          WASHINGTON, D.C. 20005
    (NAME AND ADDRESS OF AGENT FOR SERVICE)

              COPIES TO:
          ALLAN S. MOSTOFF
        DECHERT PRICE & RHOADS
        1500 K STREET, N.W.
       WASHINGTON, D.C. 20005
    (COUNSEL FOR THE REGISTRANT)

  THE REGISTRANT FILED ITS 24F-2 NOTICE FOR FISCAL 1997 ON FEBRUARY 17, 1998.
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
/x/ IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MAY 1, 1998,
    PURSUANT TO PARAGRAPH (B) OF RULE 485.
   ===============================================

         THE GROWTH FUND OF WASHINGTON, INC.
             CROSS REFERENCE SHEET

ITEM NUMBER                            CAPTIONS IN PROSPECTUS (PART "A")
OF PART "A"
OF FORM N-1A

1.  Cover Page                         Cover Page

2.  Synopsis                           Summary of Fees and Expenses

3.  Condensed Financial Information    Financial Highlights

4.  General Description of Registrant   Investment Objective, Policies and
                                       Techniques

5.  Management of the Fund             Management of the Fund

6.  Capital Stock and Other Securities   Investment Objective, Policies and Techniques; Dividends, Distributions and
                                       Taxes; General Information

7.  Purchase of Securities Being Offered    How to Purchase Shares; Reduced Sales Charges

8.  Redemption or Repurchase           How to Redeem Shares

9.  Legal Proceedings                  N/A


__________

ITEM NUMBER                            CAPTIONS IN STATEMENT OF
OF PART "B"           OF FORM N-1A       ADDITIONAL INFORMATION (PART "B")

10.  Cover Page                        Cover

11.  Table of Contents                 Table of Contents

12.  General Information and History   General Information and History

13.  Investment Objectives and Policies   Investment Objective and Policies

14.  Management of the Registrant      Fund Directors and Officers; Directors
                                       Compensation

15.  Control Persons and Principal     Fund Directors and Officers
       Holders of Securities

16.  Investment Advisory and Other     Investment Advisory and Other Services
       Services

17.  Brokerage Allocation              Execution of Portfolio Transactions and Brokerage Allocation

18.  Capital Stock and Other Securities   Part "A"

19.  Purchase, Redemption and Pricing   Purchase, Redemption and Pricing of Securities Being Offered; Determination of
      of Securities Being Offered      Net Asset Value

20.  Tax Status                        Tax Status

21.  Underwriters                      Management of the Fund, the Distributor
                                       (Part "A")

22.  Calculations of Performance Data   Investment Results

23.  Financial Statements              Financial Statements


_____________
ITEM IN PART "C"
OF FORM N-1A
24.  Financial Statements and Exhibits
25.  Persons Controlled by or under Common Control with Registrant
26.  Number of Holders of Securities
27.  Indemnification
28.  Business and Other Connections of Investment Adviser
29.  Principal Underwriters
30.  Location of Accounts and Records
31.  Management Services
32.  Undertakings
       Signature Page

                                  PROSPECTUS

                      THE GROWTH FUND OF WASHINGTON, INC.
                            1101 VERMONT AVENUE, NW
                              WASHINGTON, DC 20005
                                (202) 842-5665



                       INVESTMENT STRATEGY: CAPITAL GROWTH

May 1, 1998

The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company incorporated in Maryland on May 24, 1985 which seeks to provide an opportunity for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. There can be no guarantee the Fund will achieve its objective.

This Prospectus sets forth concisely the information about the Fund that an investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It may be obtained without charge by writing or calling the Secretary of the Fund at the above address and requesting "The Statement of Additional Information." In addition, the Commission maintains a web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.

Shares of the Fund are not deposits or obligations of, or insured, guaranteed, or endorsed by the U.S. government, any bank, The Federal Deposit Insurance Corporation, or any other agency, entity or person. The purchase of Fund shares involves investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          TABLE OF CONTENTS



Summary of Fees and Expenses ..........................................   3
 The expenses you might pay on your Fund investment, including examples
Financial Highlights ..................................................   4
 How the Fund has performed
Investment Objective, Policies and Techniques .........................   6
 The Fund's investment objective, the kinds of securities in which the Fund invests, investment policies and techniques, and risks
Management of the Fund ................................................   9
 The business manager, the investment adviser and the individual who manages the Fund; the custodian, the distribution plan, and the shareholder servicing agent
How to Purchase Shares ................................................  11
Sales Charges .........................................................  13
 Sales charges and reduced sales charges
How to Redeem Shares ..................................................  16
Dividends, Distributions and Taxes ....................................  18
 How the Fund distributes its earnings, and tax treatment related to those earnings
Shareholder Account Services and Privileges ...........................  19
 How to make the most of your Vista privileges
General Information ...................................................  22

                         SUMMARY OF FEES AND EXPENSES



SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ........................  5.75%
Maximum Sales Charge Imposed on Reinvested Dividends .........  None
Deferred Sales Charge ........................................  None
Redemption Fees ..............................................  None
Exchange Fee .................................................  None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets):
Management Fees ..............................................  0.73%
12b-1 Fees ...................................................  0.16%(1)
Other Expenses ...............................................  0.36%
                                                               -----
TOTAL FUND OPERATING EXPENSES ................................  1.25%
                                                               =====


EXAMPLE
                                                          1 Year     3 Years     5 years     10 years
                                                          --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period .........   $ 70       $ 95        $ 122       $ 200

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

The purpose of the preceding Summary of Fees and Expenses is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. It does not purport to reflect the Fund's investment performance, past or future. Past performance which, of course, is not necessarily indicative of future results, is shown in the Financial Highlights which follow. For more complete descriptions of the management fees, see "Management of the Fund" and for uses of the 12b-1 fees, see "Distribution Plan" below.

  1 These expenses may not exceed 0.25% of the Fund's average net assets annually. (See "Management of the Fund--Distribution Plan".) After a substantial period, these expenses, together with the initial sales charge, may total more than the maximum sales expense that would have been permissible if imposed entirely as an initial sales charge.

                             FINANCIAL HIGHLIGHTS

The following financial information has been audited by Johnson Lambert & Co. The report of Johnson Lambert & Co. on the financial statements for the year ended December 31, 1997 appears in the Annual Report which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which also appear in the Annual Report.
--------------------------------------------------------------------

                                                         Year Ended December 31
                                                 -----------------------------------
PER SHARE OPERATING PERFORMANCE                       1997        1996        1995
                                                   -------     -------     -------
Net Asset Value, Beginning of Year .............   $ 20.00     $ 18.19     $ 13.32
                                                   -------     -------     -------
 Income From Investment Operations:
  Net Investment Income ........................      .09         .07         .14
  Net Realized and Unrealized Gains
   (Losses) on Investments .....................     7.20        2.60        5.72
                                                   -------     -------     -------
  Total from Investment Operations .............     7.29        2.67        5.86
                                                   -------     -------     -------
 Less Distributions:
  Dividends (from net investment income) .......      (.09)       (.07)       (.14)
  Distributions (from capital gains) ...........     (1.11)       (.79)       (.85)
                                                   -------     -------     -------
  Total Distributions ..........................     (1.20)       (.86)       (.99)
                                                   -------     -------     -------
Net Asset Value, End of Year ...................   $ 26.09     $ 20.00     $ 18.19
                                                   =======     =======     =======
Total Return* ..................................     36.56%      14.65%      44.25%
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands) ......   $61,649     $48,801     $45,397
 Ratio of Expenses to Average Net Assets .......      1.25%       1.42%       1.46%
 Ratio of Net Income to Average Net Assets .....       .35%        .35%        .87%
Average Commission Rate Paid+ ..................      6.55cents   6.96cents
Portfolio Turnover Rate ........................     13.03%      24.20%      25.65%



                                                                                Year Ended December 31
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                       1994      1993        1992        1991         1990         1989        1988
                                                    -------    -------     -------     -------     ---------     -------     -------
Net Asset Value, Beginning of Year .............    $ 15.37    $ 14.16     $ 12.34     $ 10.62     $   13.34     $ 12.22     $ 10.72
                                                    -------    -------     -------     -------     ---------     -------     -------
 Income From Investment Operations:
  Net Investment Income ........................        .18       .14         .14         .18            .23        .23         .20
  Net Realized and Unrealized Gains
   (Losses) on Investments .....................      (1.61)     1.63        2.03        2.54          (2.68)      1.65        1.64
                                                    -------    -------     -------     -------     ---------     -------     -------
  Total from Investment Operations .............      (1.43)     1.77        2.17        2.72          (2.45)      1.88        1.84
                                                    -------    -------     -------     -------     ---------     -------     -------
 Less Distributions:
  Dividends (from net investment income) .......       (.18)      (.14)       (.13)       (.18)         (.26)       (.28)
(.20)
  Distributions (from capital gains) ...........       (.44)      (.42)       (.22)       (.82)         (.01)       (.48)
(.14)
                                                    -------    -------     -------     -------     ---------     -------     -------
  Total Distributions ..........................       (.62)      (.56)       (.35)      (1.00)         (.27)       (.76)
(.34)
                                                    -------    -------     -------     -------     ---------     -------     -------
Net Asset Value, End of Year ...................    $ 13.32    $ 15.37     $ 14.16     $ 12.34     $   10.62     $ 13.34     $ 12.22
                                                 ==========    =======     =======     =======     =========     =======     =======
Total Return* ..................................      (9.32%)    12.52%      17.72%      26.37%       (18.49%)     15.50%
17.23%
Ratios/Supplemental Data:
 Net Assets, End of Period (in thousands) ......    $ 33,715   $39,990     $37,162     $35,266     $  38,260     $58,425     $51,770
 Ratio of Expenses to Average Net Assets .......       1.50%      1.55%       1.55%       1.67%         1.72%       1.66%
1.76%
 Ratio of Net Income to Average Net Assets .....       1.20%      0.87%       1.04%       1.43%         1.95%       1.69%
1.65%
Average Commission Rate Paid+ ..................
Portfolio Turnover Rate ........................      13.34%     13.52%      12.89%      11.33%        10.07%      12.23%
10.88%

*  Excludes maximum sales charge of 5.75%.

+ Brokerage commissions paid on portfolio transactions increase the cost of securities being purchased or reduce the proceeds of securities sold, and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.


                                      4 & 5

INVESTMENT OBJECTIVE, POLICIES
AND TECHNIQUES

In seeking to meet its objective of long-term growth of capital, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stock of companies headquartered or having a major place of business, i.e., deriving at least 40% of their gross revenues from activities, in Washington, D.C., Maryland or Virginia. The Fund may invest up to 35% of its total assets in common stocks or securities convertible into common stock of other U.S. companies that are headquartered elsewhere in the United States or that do not meet the 40% of gross revenues test. For temporary defensive purposes, the Fund may exceed the 35% limit and may also invest in certain money market instruments. Within the 35% limit, money market instruments may also be utilized to provide funds to meet redemptions. The Fund may engage in certain investment techniques designed to protect against fluctuations in the value of its portfolio securities.

It is anticipated that the assets of the Fund ordinarily will be substantially invested in common stocks or securities convertible into common stocks which offer an opportunity, in the Investment Adviser's opinion, to achieve long-term growth of capital. The Fund may invest in the entire range of Washington area companies, and there is no limitation as to the size of such companies or where their securities are traded. The Fund may, for temporary defensive purposes or to provide funds to meet redemptions, invest a portion of its assets in U.S. Government securities, commercial paper issued by domestic corporations rated at the time of purchase Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or certificates of deposit issued by U.S. banks having assets in excess of $1 billion and may enter into repurchase agreements with banks or broker-dealers with respect to such securities. In addition, as a means of minimizing the impact of market price fluctuations on the value of securities in the Fund's portfolio, the Fund may, to a limited extent, purchase put and call options, write covered call options and engage in related closing transactions.

The Fund's investment restrictions (which are described in the Statement of Additional Information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the Board of Directors (the "Directors"). Except as otherwise provided in this Prospectus, the following investment techniques are not fundamental policies of the Fund and, therefore, may be changed by the Directors.


REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements with commercial banks or broker-dealers meeting creditworthiness standards set and monitored by the Fund's Directors. A repurchase agreement involves the purchase by the Fund of U.S. Government securities or other debt obligations with the condition that, after a stated period of time, the seller will buy back the same securities (the "collateral") at a predetermined price or yield. The collateral will be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder). In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which action could involve costs or delays. The Fund's rights to the collateral are unclear where the seller is a bank which becomes insolvent. Moreover, the Fund could suffer a loss to the extent proceeds from the sale of the collateral may be less than the repurchase price. Either the Fund or its custodian will have physical custody of the collateral or the Fund will have constructive possession by entry to the Fund's account in the federal book-entry system. No more than 10% of the Fund's assets, at the time of investment, may be invested in repurchase agreements which are not terminable within seven days.


COVERED CALL OPTIONS
The Fund may write (i.e., sell) covered call options on portfolio securities worth up to 25% of the value of its net assets. Options give the option purchaser the right to buy the security from the Fund at the stated exercise price at any time during the option period, generally ranging up to nine months. The Fund would expect to set the exercise price at a favorable level but, in return for the net premium for the option, forgoes the opportunity during the option period to realize increases above the exercise price. The Fund may close out its obligation under an option by purchasing a call option for the same security with the same expiration date and exercise price, if such option is available.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The price at which the Fund would agree to dispose of portfolio securities pursuant to covered call options written by the Fund or put options purchased by the Fund would be a price determined by the Investment Adviser to be attractive for sale of that security by the Fund in any event. Thus, it is not anticipated that these options activities would conflict with the Fund's capital growth objective.


PURCHASES OF OPTIONS
The Fund may purchase put options ("puts") which relate to securities held by the Fund only in order to protect against a decline in value of such securities. The Fund may purchase call options ("calls") but only (a) if the investments to which the calls relate are equity securities which may be held by the Fund or (b) the calls are purchased to effect "closing purchase transactions" to terminate the Fund's obligations with respect to calls which it has previously written. In addition, puts and calls may be purchased only if, after any such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.


PRINCIPAL RISKS
RELATING TO OPTIONS
The principal risks relating to the use of options by the Fund are: (a) there may not be a perfect correlation between the prices of the options and the cash (market value) prices of the securities held by the Fund, and between the movements in their prices; (b) there is no assurance of a liquid secondary market for closing out an options position; (c) the use of options requires skills and techniques in addition to those required to manage the Fund's securities portfolio; and (d) the use of these instruments involves additional transaction costs to the Fund. Additionally, the Fund may lose the anticipated benefit of an options transaction if the market moves in an unanticipated manner.

Options transactions may be engaged in by the Fund to hedge against market price fluctuations. A put option may be purchased to attempt to protect against a decline in the market value of a security held by the Fund, while a call option may be purchased as an anticipatory hedge against a rise in a security's market value. A covered call option may be written when the premium for writing the call plus the appreciation in market value of the underlying security up to the exercise price of the call are expected to be greater than the appreciation in the price of the security alone. Should the market price of the security underlying a covered call option decline, the amount of such decline will be offset wholly or in part by the premium received for the sale of the call and the Fund may or may not realize a loss. There is no assurance these techniques will achieve their intended purpose. These activities may generate incidental income for the Fund.


LOANS OF PORTFOLIO SECURITIES
The Fund may lend up to one third of the value of its portfolio securities to qualified broker-dealers or other institutional investors, provided it receives collateral consisting of U.S. Government obligations, cash or cash equivalents which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. The Fund would be at risk to the extent the borrower failed to continue to provide adequate collateral and failed to return the borrowed security. By lending its portfolio securities, the Fund may be able to increase its income through the investment of any cash collateral or may receive a premium from the loan.


RISK FACTORS
Investments in securities involve inherent risks of market fluctuation. The Fund attempts to reduce these risks by spreading its investments over many companies in a variety of industries and by engaging in the options activities described above which are designed to minimize the impact of market price fluctuations. These actions, however, will not eliminate all of the risks inherent in an investment of this type. Thus, the value of the Fund's portfolio securities and the value of its shares is expected to fluctuate. The Fund is not intended to provide a balanced investment program to meet all requirements of every investor.

In addition, concentration of the Fund's investments in companies in the Washington region involves risk. The economic, geographic and demographic factors which, to the Investment Adviser, make this area a favorable one for long-term investment may become less favorable or reverse themselves at some time in the future.



MANAGEMENT
OF THE FUND

The Fund's Board of Directors, which is responsible for the overall supervision of the operations of the Fund and which performs various duties imposed on directors of investment companies by the Investment Company Act of 1940 (the "Act") and by applicable state and federal law, has retained the companies listed below to provide certain services to the Fund.


THE BUSINESS MANAGER

Pursuant to an agreement with the Fund (the "Business Management Agreement"), Washington Management Corporation (the "Business Manager") provides the facilities and services required to carry on the Fund's general administrative and corporate affairs. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005. The Business Manager provides business management and administrative services to three other mutual funds with assets of more than $45 billion. The Business Manager may in the future provide similar services to parties not affiliated with the Fund.

The Business Management Agreement provides that the Fund will pay the Business Manager a fee of 0.375% per annum on the Fund's first $40 million of net assets, 0.30% on net assets in excess of $40 million but not exceeding $100 million and 0.25% on net assets in excess of $100 million. The fee is computed daily and paid monthly. During fiscal year ended December 31, 1997, the Business Manager's fees amounted to $190,793 (0.356% of average net assets).


THE INVESTMENT ADVISER
Pursuant to an agreement with the Fund (the "Investment Advisory Agreement") and subject to the policies of the Fund's Directors, Washington Investment Advisers Inc. (the "Investment Adviser") provides general portfolio management services for the Fund. The Investment Adviser, located at 1101 Vermont Avenue, NW, Washington, D.C. 20005, is a wholly-owned subsidiary of JLG.

Pursuant to the Investment Advisory Agreement, the Fund will pay the Investment Adviser a fee of 0.375% per annum on the Fund's net assets up to $100 million decreasing to 0.35% on the net assets in excess of $100 million. The fee is computed daily and paid monthly. During the fiscal year ended December 31, 1997, the

Investment Adviser's fees amounted to $201,192 (0.375% of average net assets).

In its discretion and at no additional cost to the Fund, the Investment Adviser may contract for certain services such as research and administration. It currently has such a contract with Chase Manhattan Bank to provide it with research assistance. The primary portfolio counselor is shown below.

                                                                                   Years of Experience as
                                                                                   Investment Professional
                                                                                        (approximate)
                                                                                 --------------------------
                                                      Years of
                                                      Experience as                   With
       Portfolio                                      Portfolio                    Washington
       Counselor                                      Counselor for The            Investment
   for The Growth                                     Growth Fund of             Advisers, Inc.
          Fund                                        Washington                     or its        Total
    of Washington             Primary Title(s)        (approximate)               predecessors     Years
--------------------- ------------------------------- -------------------------- --------------- ----------
Prabha S. Carpenter   Senior Vice President,          11 years                      11 years     19 years
                      The Growth Fund
                      of Washington; Vice President,
                      Washington Investment
                      Advisers, Inc.

FUND EXPENSES

The Fund pays all expenses not assumed by the Investment Adviser or Business Manager. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; distribution expenses pursuant to a plan under Rule 12b-1 of the Act; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale, or repurchase of shares of the Fund (including federal registration and state fees); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

PORTFOLIO TRANSACTIONS
The Directors of the Fund have authorized the Investment Adviser, subject to the objective of obtaining the best price and execution, to consider sales of Fund shares, and the provision of research, statistical and other related services to the Fund or other funds served by the Investment Adviser as factors in selecting broker-dealers to execute portfolio transactions for the Fund. The Investment Adviser is also authorized, subject to applicable regulatory limitations, to pay brokerage commissions for agency transactions to Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of JLG. Johnston, Lemon will not participate in commissions from brokerage given by the Fund to other broker-dealers, and the Fund will in no event effect principal transactions with Johnston, Lemon, even with respect to securities in which Johnston, Lemon is a market maker.

THE CUSTODIAN
Pursuant to a Custodian Agreement, The Chase Manhattan Bank ("Chase") acts as the custodian of the assets of the Fund for which Chase receives compensation as is agreed upon by the Fund and Chase. The Custodian's responsibilities include safeguarding and monitoring the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund.


THE DISTRIBUTOR
Vista Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the principal underwriter of the Fund's shares. The Distributor, as agent of the Fund in the offering of its shares, will receive the commissions consisting of that portion of the sales charge remaining after the dealer concession which it pays to selling Dealers. The amount of the sales charge and dealer concession is set forth under "Sales Charges".


DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") providing that the Fund will pay to the Distributor monthly a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this Plan will be made to the Distributor to finance activity which is primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to Dealers whose customers purchase Fund shares. The total amount spent under the Plan for the fiscal year ended December 31, 1997 was $84,233 (0.16% of the Fund's average net assets). Any unreimbursed expenses incurred in one plan year are not carried over to future plan years. At least quarterly, the Directors review a written report of the amounts expended under the Plan and the purpose for which expenditures were made.


TRANSFER AGENT
DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105 is the Fund's transfer agent (the "Transfer Agent") and performs shareholder service functions. Telephone conversations with the Transfer Agent or Vista Service Center may be recorded or monitored for verification, recordkeeping and quality assurance purposes. Their telephone number is 1-800 34-VISTA.


HOW TO
PURCHASE SHARES
The Fund's shares may be purchased in states where they are qualified for offer and sale at their net asset value next computed after receipt of an order, plus a sales charge (the "Offering Price"), through selected financial service firms such as broker-dealer firms and banks ("Dealer(s)") who have entered into a Selected Dealers Agreement with Vista Fund Distributors, Inc. In the alternative, once an account has been established and the selling dealer has been recorded, additional Fund shares may be purchased by sending a check payable to The Growth Fund of Washington, Inc. with the shareholder's Fund account number indicated on the check, to:

  Chase Vista Service Center
  P.O. Box 419392
  Kansas City, MO 64141-6392

The "Invest by Mail" stub which accompanies each Fund confirmation statement should be included with any purchase order. The shareholder will receive a statement confirming the number of shares purchased.

A minimum initial investment of $2,500 ($1,000 for IRAs, SEP IRAs and Systematic Investment Plans) is required to open a shareholder account and each subsequent investment must be $100 or more.

All purchases made by check should be in U.S. dollars. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.


Fund shares may be purchased in full and fractional shares calculated to three decimal places and acquired through a Dealer or Chase Vista Service Center. No stock certificate will be issued unless a shareholder makes a written request therefor to Vista Service Center at the above address, in which case a certificate will be provided at no cost to the shareholder. No certificates will be issued for fractional shares.


DETERMINING NET ASSET VALUE
The Fund's net asset value per share is determined as of the close of trading (currently 4:00 P.M. Eastern time for stocks and 4:15 P.M. for options) on the New York Stock Exchange ("NYSE") on each day Monday thru Friday, on which the NYSE is open for trading. The Fund is not required to determine its net asset value per share on days when changes in the value of its portfolio securities will not materially affect such value or on days during which no orders to purchase or sell Fund shares are received. Net asset value per share is computed by dividing the value of the Fund's total assets less liabilities by the total number of shares outstanding. The Fund's expenses and fees are accrued daily and taken into account in determining the net asset value.

For purposes of computing the Fund's net asset value per share, portfolio securities and liabilities with respect to covered call options written will be valued at the last sales price on the valuation day on the exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions (except for short-term obligations), will be valued at the latest reliable quoted bid price. Premiums paid for options are recorded as assets and are subsequently adjusted to market value. Short-term obligations with maturities of 60 days or less will be valued at amortized cost, so long as such valuation continues to constitute fair value as determined by the Fund's Board of Directors. Any securities or other assets for which reliable recent market quotations are not readily available will be valued at fair value as determined in good faith under policies approved by the Directors.
<?R>

PRICE OF SHARES
The offering price per share is equal to the net asset value per share plus a sales charge which decreases as the amount of investment increases ("Offering Price"), as described below. Approximately 90% of the sales charge is reallowed to Dealers. During special promotions, the entire sales charge may be reallowed to Dealers and at such times such Dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Orders received by Dealers or by the Transfer Agent prior to the close of trading on the NYSE will be filled at that day's price, while orders received after the close of trading on the NYSE will be filled at the Offering Price next computed after receipt of the order. The Fund assumes no responsibility for the failure of a Dealer to transmit an order promptly.

                                 SALES CHARGES

The following table shows (a) the sales charge as a percentage of the amount invested, (b) the sales charge as a percentage of the Offering Price, and (c) the Dealer concession as a percentage of the Offering Price.




                                                                                       Dealer
                                                           Sales Charge                Concession
                                                  ----------------------------------   ----------
                                                     (a)               (b)                (c)
                                                  Percentage        Percentage         Percentage
                   Dollar Amount                  of Amount         of Offering        of Offering
                of Purchase                       Invested          Price              Price
--------------------------------------------------------------------------------------------------
Less than $100,000 ............................   6.10%             5.75%              5.00%
$100,000 but less than $250,000 ...............   3.90%             3.75%              3.25%
$250,000 but less than $500,000 ...............   2.56%             2.50%              2.25%
$500,000 but less than $1,000,000 .............   2.04%             2.00%              1.75%
$1,000,000 but less than $2,500,000 ...........   0.00%             0.00%              1.00%
$2,500,000 but less than $10,000,000 ..........   0.00%             0.00%              0.75%
$10,000,000 but less than $50,000,000 .........   0.00%             0.00%              0.50%
$50,000,000 or more ...........................   0.00%             0.00%              0.20%

The sales charge varies with the size of the purchase as shown above. The reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person", which term includes an individual, spouse and children under the age of 21, or a trustee or other fiduciary of a trust estate or fiduciary account. The Distributor may compensate Dealers for sales of $1,000,000 or more from its own resources and/or the Distribution Plan. The Fund's Distributor may withhold such payments with respect to short-term investments.

Upon notice to Dealers with whom it has a Sales Agreement, the Distributor will reallow up to the full applicable sales charge and such Dealers may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended, during such periods. The Distributor will, from time to time, provide promotional incentives to Dealers whose representatives have sold or are expected to sell significant amounts of the Fund or other Chase Vista Fund. These incentives may include cash payments or attendance at sales seminars or business conferences sponsored by the Distributor. The Distributor will provide marketing services to Dealers with whom it has Sales Agreements, consisting of written informational material relating to sales incentive campaigns sponsored by such Dealers.



There is no sales charge for "Qualified Persons", which are the following (a) active or retired Trustees, Directors, officers, partners or employees (their spouses and children under age 21) of (i) the Business Manager, Investment Adviser, Custodian, Distributor, Transfer Agent or any affiliates or subsidiaries thereof (the Directors, officers or employees of which shall also include parents and siblings), (ii) Dealers having an Agreement with the Distributor, or (iii) trade organizations to which the Business Manager, Investment Adviser, and Custodian or any affiliates or subsidiaries thereof belong, and
(b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above and (c) the Business Manager, and Investment Adviser or any affiliates or subsidiaries thereof. In addition, no sales charge will apply to any purchase of Fund shares by an investor through certain 401(k) Plans sponsored by an institution which has a custodial relationship with the Fund's Custodian or through a Dealer which imposes a transaction charge with respect to such purchase.



Additionally, some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

No initial sales charge will apply to the purchase of the Fund's shares if you are investing the proceeds of a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

The Fund reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares and to cease offering any services it has previously provided.


CUMULATIVE QUANTITY DISCOUNT

Shares of the Fund may be purchased by any person at a reduced sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the net asset value of all shares of the Fund and Class A shares of other Chase Vista Funds, including shares of Chase Vista money market funds, acquired by exchange from such other Chase Vista Fund, provided such other Chase Vista Fund charged a sales commission on the shares exchanged and (b) applying the sales charge applicable to such aggregate. The privilege of the cumulative quantity discount is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


GROUP PURCHASES

An individual who is a member of a qualified group (as hereinafter defined) may also purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in "Cumulative Quantity Discount". For example, if members of the group had previously invested and still held $90,000 of Fund shares and an individual member of the group is now investing $10,000, the individual's sales charge would be 3.75%. In order to obtain such discount, the purchaser or Dealer must provide the Vista Service Center with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current sales charge applicable to a group may be obtained by contacting the Chase Vista Service Center.

A "qualified group" is one which
(a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments of the Fund. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

STATEMENT OF INTENTION

Investors may also qualify for reduced sales charges by signing a Statement of Intention (the "Statement"). This enables the investor to aggregate purchases of the Fund with purchases of Class A shares of any other Chase Vista Fund, including shares of any Chase Vista money market fund acquired by exchange from such other Chase Vista Fund, provided such other Chase Vista Fund charged a sales load on the shares exchanged, during a 13-month period. All shares of the Fund and Class A shares of other Chase Vista Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. The sales charge is based on the total amount of such purchases during the 13-month period. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Chase Vista Service Center or Distributor whenever a purchase is being made pursuant to a Statement.

The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), up to 5.75% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.



HOW TO
REDEEM SHARES

Redemption requests may be made in writing directly to Chase Vista Service Center, P.O. Box 419392, Kansas City, MO 64141-6392. The redemption price of shares of the Fund will be the net asset value next determined after receipt of all required documents in good order. "Good order" means that the request must include the following:

(1) the stock certificate, if issued;

(2) a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder including the capacity in which such officer is signing;

(3) a signature guarantee executed by an eligible guarantor institution including banks, savings associations, credit unions, and member firms of a domestic stock exchange or the National Association of Securities Dealers, Inc. You should verify with the institution that it is an eligible guarantor prior to signing. Notarization by a Notary Public is not an acceptable signature guarantee; and

(4) other supporting legal documents if required by applicable law in the case of estates, trusts, guardianships, corporations and pension and profit-sharing plans.

Although payment of the redemption price (calculated as of the time all required redemption request documents are received in good order) will ordinarily be made within seven days after a redemption request is received, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payment for the purchase has been, or will be, collected, which may take up to fifteen days. The Fund may suspend redemption privileges or postpone the date of payment:

(1) during any period that trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission");

(2) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets; and

(3) for such other periods as the Commission may permit.

If the Directors of the Fund determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors would incur brokerage charges on the sale of portfolio securities so received.

No charge will be made for the redemption of Fund shares tendered directly to the Chase Vista Service Center but shares tendered for redemption through Dealers, who are responsible for the prompt transmission of such request, may be subject to a service charge by such Dealers. The redemption price may be more or less than the shareholder's cost for the redeemed shares depending on the market value of the Fund's portfolio securities at the time of redemption.

The payment of redemption requests may be wired or mailed directly to a previously designated domestic commercial bank account. For the protection of shareholders, all telephone redemption requests in excess of $25,000 will be wired directly to such previously designated bank account. Normally, redemption payments will be transmitted on the next business day following receipt of the request (provided it is made prior to 4:00 P.M. Eastern time on any day redemptions may be made). Redemption payments requested by telephone may not be available in a previously designated bank account for up to four days. There is a $10 charge for each wire transaction. If no share certificates have been issued, a wire redemption may be requested by telephone or wire to the Chase Vista Service Center. Preauthorizations or indemnifications must be accepted and on file for the acceptance of instructions by telephone to redeem shares for deposit to designated banks. For telephone redemptions, call 1-800 34-VISTA.

The Fund reserves the right to terminate and distribute to a shareholder, upon 60 days' written notice, the proceeds of any account where the shareholder has made no additions to the account during the prior twelve months and its value is less than $500 for reasons other than market action.


SYSTEMATIC REDEMPTION PLAN

A shareholder whose shares are worth at least $5,000 may elect to have regular monthly, quarterly or semi-annual withdrawals of $50 or more made from his account to be sent directly to him, to a designated bank account or to another recipient. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.


REINSTATEMENT PRIVILEGE

Shareholders who redeem their shares have a one-time privilege of reinstating their investment by investing any portion or all of the proceeds of the redemption at net asset value without a sales charge in shares of the Fund. To exercise this reinstatement privilege, a shareholder must notify the Chase Vista Service Center in writing within 90 days after such redemption. The reinstatement request must be accompanied by a check for the amount to be reinstated, which cannot exceed the redemption proceeds. The reinstatement purchase will be made at the net asset value per share next determined after receipt of the request for reinstatement. Any gain realized on the redemption would be subject to federal income tax but any loss would be disallowed for tax purposes. This privilege is subject to modification or discontinuance at any time.



DIVIDENDS, DISTRIBUTIONS
AND TAXES

Dividends from the Fund's net income and capital gain distributions will be automatically reinvested in additional shares of the Fund at their net asset value next determined on the reinvestment date, unless a shareholder elects in writing to receive either such dividends or distributions, or both, in cash. Any election with respect to such dividends and distributions may be changed at any time by written notice from the shareholder to the Chase Vista Service Center and will be effective for any payment made no sooner than 5 days after receipt of the notice. Generally, any income dividends will be paid semi-annually and any capital gain distributions will be paid annually.

The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. In any year in which the Fund so qualifies and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

Dividends from net investment income and distributions of net realized short-term capital gains (except to the extent reduced by capital losses of the shareholder) are taxable at ordinary income rates to shareholders (except tax-exempt shareholder accounts) whether or not they are reinvested in shares of the Fund. Shareholders will be notified annually as to the federal tax status of such payments.

Upon redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the shareholder's basis in the shares. A loss realized by a shareholder on the sale of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss if such shares have been held by the shareholder for less than six months.

Certain of the options transactions which may be undertaken by the Fund would result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized from the options or underlying securities and results in losses being deferred. In order to ensure qualification as a regulated investment company, the Fund may have to limit the amount of its options transactions. Because only a few of the regulations implementing the straddle rules have been promulgated, the consequences of straddle transactions to the Fund are not entirely clear.

Federal law requires the Fund to withhold 31% from dividends and/or redemptions (including exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes.

The foregoing discussion relates only to federal income tax law. Distributions and dividends from the Fund also may be subject to state and local taxes. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.



SHAREHOLDER
ACCOUNT SERVICES
AND PRIVILEGES

TAX-SHELTERED RETIREMENT PLANS

Shares of the Fund are offered in connection with various qualified prototype retirement plans. Information about establishing any such plan, including fees, charges and minimum investments may be obtained from the Chase Vista Service Center.


SYSTEMATIC INVESTMENT PLAN

A shareholder may establish a monthly investment plan to make automatic investments through drafts automatically drawn on their checking account. With shareholder authorization and bank approval, the Transfer Agent will forward systematic investment plan drafts to the bank for the amount specified ($100 minimum). This amount will be automatically invested in shares at the offering price on the date selected on the Application (or the preceding business day if such date falls on a weekend or a holiday). The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Chase Vista Service Center.


EXCHANGE PRIVILEGE

Shareholders may exchange, at respective net asset value, shares of the Fund for Class A shares of the other Chase Vista Fund in accordance with the terms of the then current prospectus of the Chase Vista Fund being acquired. Under the Exchange Privilege, shares of the Fund may be exchanged for shares of other Chase Vista funds only if those Funds are registered in the states where the exchange may legally be made and if the account registrations are identical. The prospectus of the Chase Vista Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. Additionally, with respect to exchanges from the Chase Vista money market funds, shareholders must have acquired their shares in such money market fund by exchange from the Fund or one of the other Chase Vista Fund or any exchange directly from one of such money market funds will be done at relative net asset value plus the appropriate sales charge. Class B shareholders of other Chase Vista fund who have redeemed Class B shares and paid a contingent deferred sales charge in connection with such redemption may purchase shares with no initial sales charge (in an amount not exceeding the redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of any Chase Vista Fund to be acquired are purchased on the redemption date, but such purchase may be delayed up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds. Certain preauthorizations or indemnifications must be accepted and on file for the acceptance of instructions by telephone to exchange shares. Further information and telephone exchange forms are available from the Chase Vista Service Center.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. The Fund reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange in order to limit excessive exchange activity or in other circumstances where the Directors or Investment Adviser believes doing so would be in the best interest of the Fund.


REPORTS
When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. A shareholder will receive a confirmation statement showing any current transaction, such as an additional investment or reinvestment of a dividend or distribution, along with a summary of the status of the account as of the transaction date, except that transactions through a Systematic Investment Plan or a Systematic Redemption Plan will be confirmed by a regular quarterly statement. Shareholders (except IRA accounts) will receive each January a Form 1099 showing dividends and capital gain distributions received during the preceding calendar year.

Additionally, shareholders will receive reports at least semi-annually containing information about the Fund, its operations and a list of the Fund's investments, and will receive the Fund's annual financial statements audited by independent public accountants.


PERFORMANCE INFORMATION
From time to time, quotations of the Fund's "total return" may be included in advertisements or reports to current or prospective shareholders. Total return figures reflect only the performance of a hypothetical investment in the Fund during the particular historical time period on which the calculations are based. Any quotation of the Fund's total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years. Unless otherwise stated, such quotation reflects the maximum initial sales charge and assumes that all dividends and distributions are reinvested when paid. Excluding sales charges would increase total return. Historical performance information should be considered in light of the Fund's investment objectives and policies, the level of Fund expenses, the characteristics and quality of the Fund's portfolio and market conditions during the period indicated, and should not be considered representative of what may be achieved in the future. For a description of the method used to determine total return for the Fund, see the Statement of Additional Information.

Management's discussion of Fund performance and other information regarding the Fund's investment results are contained in the Fund's annual report which may be obtained without charge by writing to the Secretary of the Fund at the address indicated on the cover of this Prospectus.



GENERAL INFORMATION

All shareholders have one vote per share owned and each Fund share participates equally in dividends and distributions or, upon liquidation or dissolution, in the net assets remaining after satisfaction of outstanding liabilities. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Act.

The Fund has filed with the Commission a Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933 with respect to the shares offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits thereto. For further information with respect to the Fund and such shares, reference is hereby made to such Registration Statement and exhibits, which may be inspected at the Commission's office in Washington, D.C. without charge, and copies of which may be obtained therefrom upon payment of prescribed fees. Statements contained in this Prospectus as to the contents of any agreements or other documents are not necessarily complete and in each instance reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES

The following services are available to you as a Chase Vista mutual fund shareholder.

[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) any day of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Chase
         Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Chase Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Chase Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

                     (This Page Intentionally Left Blank)

CHASE VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA


OFFICE OF THE FUND AND
  BUSINESS MANAGER
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, D.C. 20005
(202) 842-5665


INVESTMENT ADVISER
Washington Investment Advisers, Inc.


DISTRIBUTOR
Vista Fund Distributors, Inc.


CUSTODIAN
The Chase Manhattan Bank


TRANSFER AGENT
DST Systems, Inc.


INDEPENDENT ACCOUNTANTS
Johnson Lambert & Co.


COUNSEL
Dechert Price & Rhoads



[LOGO OF CHASE VISTA FUNDS]
CHASE VISTA FUNDS




                      THE GROWTH FUND OF WASHINGTON, INC.

                                     Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1998
                          1101 Vermont Avenue, NW
                           Washington, D.C. 20005
                               (202) 842-5665

 The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus. A copy of the Fund's Prospectus can be obtained by writing or calling the Secretary of the Fund at the above address. The date of the Prospectus to which this statement relates is May 1, 1998.

                     __________________________
                   Vista Fund Distributors, Inc.
                            Distributor

               Washington Management Corporation
                        Business Manager

            Washington Investment Advisers, Inc.
                      Investment Adviser

                        TABLE OF CONTENTS

CAPTION                                                     PAGE



General Information and History                             3

Investment Objective and Policies                           3

Management of the Fund                                      8

Directors and Director Compensation                         8

Investment Advisory and Other Services                      9

Execution of Portfolio Transactions and Brokerage Allocation   12

Purchase, Redemption and Pricing of Securities Being Offered   13

Determination of Net Asset Value                            15

Tax Status                                                  15

Investment Results                                          17

Financial Statements                                        18


                        GENERAL INFORMATION AND HISTORY
 The Growth Fund of Washington, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital growth by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985.

 Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's Business Manager. Washington Investment Advisers, Inc., a wholly-owned subsidiary of JLG, is the Fund's Investment Adviser. Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the Distributor of the Fund's shares.

 The Investment Adviser believes economic and demographic strengths of the Washington-Maryland-Virginia area benefit both area businesses and their shareholders. In the opinion of the Investment Adviser, one measure of such strengths is the performance of area securities as reflected in the Johnston, Lemon Index (the "Index"), an unmanaged index of the common stocks of 30 Washington area companies, which is published weekly in THE WASHINGTON POST. The Fund is not required to invest in stocks in the Index, and may invest a large portion or all of its assets in stocks not in the Index, so the performance of the Fund could be better or worse than the performance of the Index. Past performance of the Index does not predict future performance of the Index or the Fund. Johnston, Lemon & Co. Incorporated ("Johnston, Lemon"), a Washington, D.C. based regional brokerage firm and a member of the New York Stock Exchange, developed the Index. Johnston, Lemon is a wholly-owned subsidiary of JLG.

 Washington Investment Advisers, Inc. has adopted a personal investing policy based upon Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the Fund; blackout periods for certain investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                       INVESTMENT OBJECTIVE AND POLICIES
Options

 The Fund may, to a limited extent, engage in transactions involving options, as described in the Prospectus.
Covered Call Options

 The Fund may write covered call options on its portfolio securities. The writing of covered call options by the Fund is subject to limitations imposed by certain state securities authorities. The Fund has been advised that under the most restrictive of such limitations currently in effect, no more than 25% of the Fund's net assets may be subject to covered options. Further, such options and the securities underlying the call must both be listed on a national securities exchange.

 When the Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

Purchasing Put Options

 The Fund may purchase exchange traded put options to protect its portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put options since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

Loans of Portfolio Securities

     The Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, the Fund's Investment Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.
Investment Restrictions

 The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, the "Act") of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Fund may not:

 (1) borrow money, except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing the lesser of 10% of the Fund's total assets taken at cost or 5% of the market value of the Fund's total assets;

 (2) underwrite any securities issued by other persons, except to the extent that the purchase of portfolio securities and the later disposition thereof may be deemed to be underwriting;

 (3) purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

 (4) purchase or sell commodities, commodities contracts or oil, gas or other mineral exploration or development programs (although it may invest in companies which own or invest in such interests);

 (5) make loans to other persons, except to the extent that the purchase of debt obligations in accordance with the Fund's investment objectives is considered the making of loans, and except that the Fund may (i) lend its portfolio securities and (ii) enter into repurchase agreements;

 (6) purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

 (7) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur;

 (8) with respect to 75% of its assets, invest more than 5% of its total assets (taken at market value) in the securities of any one issuer;

 (9) with respect to 75% of its assets, purchase more than 10% of the voting securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In order to comply with current state rules this restriction shall be applicable to 100% of the Fund's assets, but may be lowered to no less than 75% without shareholder approval if state rules are changed.

      The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy. The Fund may not:

 (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;
 (b) purchase or sell any put or call options or any combination thereof, except to the extent described above and in the Prospectus under "Investment Objective, Policies and Techniques";

 (c) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;

 (d) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of its total assets;

 (e) invest its assets in securities of other open-end investment companies, but may invest up to 5% of its assets in closed-end investment companies, and may (together with other investment companies having the same investment adviser or controlled by the Fund or such other investment companies) purchase or acquire up to 10% of the outstanding voting stock of a closed-end fund, and may acquire securities of other investment companies as part of a merger, consolidation or acquisition of assets;

 (f) purchase warrants of any issuer if, as a result more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of its total assets would be invested in warrants whether or not so listed, such warrants in each case to be valued at market or fair value, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

 (g) pledge, mortgage or hypothecate its assets, (i) except to the extent that the writing of covered call options may be deemed to involve the pledge of securities against which the option is being written and (ii) except to secure borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.

 For the purposes of subparagraphs (1), (6), (c), (d) and (f) "value" shall mean the value used in determining the Fund's net asset value.

 All percentage limitations shall be computed as of the time of making the investment or taking the action to which the limitation refers. Moreover, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, the restricted activity.

MANAGEMENT OF THE FUND
FUND DIRECTORS AND OFFICERS

Directors and Director Compensation
(with their principal occupations during the past five years)#

Name and Address                      Position with   Principal Occupation(s) during   Aggregate Compensation from   Total
Compensation from
                                      Registrant      Past 5 Years#            Registrant during Fiscal Year ended   Registrant and
Fund
                                                                               12/31/97                     Complex/3/

Cyrus A. Ansary                       Director        President, Investment Services   $1,600                       $1,600

1725 K Street, NW Suite 410                           International Co.
Washington, DC  20006
Age: 64

*James H. Lemon, Jr./1,2/             Chairman of the   Chairman and Chief Executive        0                            0

Age: 62                               Board           Officer, The Johnston-Lemon

                                                      Group, Incorporated

*Harry J. Lister/1,2/                 President and   President and Director,        0                            0
Age: 62                               Director        Washington Management
                                                      Corporation

T. Eugene Smith                        Director       President, T. Eugene Smith, Inc.   $2,000                       $2,000

666 Tintagel Lane
McLean, VA 22101
Age: 67

Leonard P. Steuart II                 Director        Vice President, Steuart   $2,000                       $2,000
5454 Wisconsin Avenue                                 Investment Company
Chevy Chase, MD 20815
Age: 63

Margita E. White                      Director        President, Association for   $2,000                       $2,000

1776 Massachusetts Ave., NW                           Maximum Service Television,

Suite 310                                             Inc.
Washington, DC  20036
Age: 60


#Positions within the organizations listed may have changed during the period.
* Address is 1101 Vermont Avenue, NW, Washington, DC  20005
/1/ James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no remuneration from the Fund.
/2/ Directors who are considered "interested persons" as defined in the Act. The Fund pays all Directors who are not "interested persons" an attendance fee of $400 per meeting and $200 for each committee meeting attended. The total compensation paid by the Fund to such Directors for the fiscal year ended December 31, 1997 was $7,600. All directors who are not "interested persons" of the Fund serve on the Contracts, Audit and Nominating Committees. No officers, directors or employees of the Business Manager or Investment Adviser receive remuneration directly from the Fund.
/3/ No director serves on any other fund boards in the complex and none has any pension or retirement benefits from the Fund.


                          Officers
(with their principal occupations during the past five years)#

* Stephen Hartwell (Age: 83), EXECUTIVE VICE PRESIDENT. Washington Management Corporation, Chairman

* Howard L. Kitzmiller (Age: 67), SENIOR VICE PRESIDENT, SECRETARY/TREASURER AND CHIEF FINANCIAL OFFICER. Washington Management Corporation, Senior Vice President, Secretary, Assistant Treasurer and Director

* Prabha S. Carpenter (Age: 44), VICE PRESIDENT. Washington Investment Advisers, Inc., Vice President

* Lois A. Erhard (Age: 45), VICE PRESIDENT. Washington Management Corporation, Vice President

* Michael W. Stockton (Age: 31), ASSISTANT VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT TREASURER. Washington Management Corporation, Assistant Vice President, Assistant Secretary and Assistant Treasurer

* J. Lanier Frank (Age: 37), ASSISTANT VICE PRESIDENT. Washington Management Corporation, Assistant Vice President


#Positions within the organizations listed may have changed during the period.
* Address is 1101 Vermont Avenue, NW, Washington, DC  20005

Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policy and have retained the services of the Business Manager and Investment Adviser to operate the Fund.

 As of April 6, 1998 and directors as a group owned beneficially or of record approximately 144,000 shares of the Fund (6%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

As compensation for services rendered to the Fund, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $100,000,000, decreasing to .35% per annum on the net assets in excess of $100,000,000. The Fund also pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .375% per annum on the Fund's net assets up to $40,000,000, decreasing to .30% on the next $60,000,000 of net assets and .25% per annum on net assets in excess of $100,000,000. During the fiscal year ended December 31, 1997 the Business Manager received a fee of $190,793 and the Investment Adviser $201,092. During fiscal year ended December 31, 1996, the Business Manager received $172,781 and the Investment Adviser received $178,474. Comparable fees for the fiscal year ended December 31, 1995 were $147,686 and $148,597 respectively.

 Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser determines the securities to be bought, sold or held in the Fund's portfolio, determines the timing and amount of transactions, and places orders with broker-dealers of its choice. The Business Manager provides the facilities and services required to carry on the Fund's general administrative and corporate affairs. Such services include providing executive personnel, clerical staff, office space and equipment, arranging for and supervising all shareholder services and federal and state regulatory compliance.


 The Investment Advisory and Business Management Agreements are subject to annual approval by (i)the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and the Business Management Agreements were last approved by shareholders at the annual meeting on April 29, 1991. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on March 5, 1998, voted to extend the Investment Advisory and Business Management Agreements for one year beginning May 1, 1998 until April 30, 1999. The Investment Advisory and Business Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of their assignment.


The Chase Manhattan Bank (the "Custodian"), One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values. DST Systems, Inc. (the "Transfer Agent"), located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent. The Transfer Agent maintains the Fund's official record of shareholders and, as dividend agent, it is responsible for crediting dividends to shareholders accounts.

Johnson Lambert & Co., independent certified public accountants, located at 7500 Old Georgetown Road, Bethesda, Maryland 20814, has been selected as auditor for the Fund. In such capacity, Johnson Lambert & Co. conducts an annual audit of the Fund, meets with the Fund's Audit Committee and management at least annually, reads filings, such as Form N-SAR and registration statement amendments, prepares tax returns, and reads the Fund's annual and semi-annual reports.

Distribution Plan

 The Fund has adopted a Distribution Plan (the "Plan") under which the Fund will pay to the Distributor a monthly fee at a maximum annual rate of .25 of 1% of the Fund's net assets. Payments under the Plan will be made to the Distributor to finance activity which is primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

 The Plan, together with a distribution agreement with the Distributor, was approved by the Directors including a majority of the Directors who are not "interested persons", as defined in the Act, who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement ("Plan Directors"). While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" shall be committed to the discretion of Plan Directors. The Plan was approved by shareholders at the annual meeting on August 28, 1986. Renewal of the Plan must be considered by the Board of Directors annually after their review of information and consideration of all pertinent factors with respect to the Plan at a meeting called for that purpose. In considering whether to continue the Plan and any agreement related to it, the Directors have a duty to request and evaluate, and the Distributor has a duty to furnish, such information as the Directors deem reasonably necessary for them to reach an informed determination. Each year that the Plan remains in effect the Distributor will prepare and furnish to the Directors at least quarterly, and the Directors will review, a written report of the amounts expended under the Plan and the purpose for which expenditures were made.

 All material amendments to the Plan must be approved by a vote of the Directors, including a majority of the Plan Directors, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. The Plan may be terminated without penalty at any time by a vote of a majority of the Plan Directors or a majority of the outstanding shares of the Fund. Any agreement under the Plan may be terminated upon 60 days' written notice and will terminate automatically in the event of its assignment.

 The total amount paid to the Distributor under the Plan for the fiscal year ended December 31, 1997 was $84,223. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:

  Service Fees to Dealers  $79,470
  Distributor's Selling and
  Servicing Expenses   $ 4,753


All officers of the Fund and two of its Directors, who are "interested persons" of the Fund, are officers or directors of Washington Management Corporation or Washington Investment Advisers, Inc., wholly-owned subsidiaries of JLG. Johnston, Lemon, also a subsidiary of JLG, participates in receiving dealer service fee payments from the Plan. Some of the Fund's officers and two Directors who are "interested persons" of the Fund are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the Fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.

During the fiscal year ended December 31, 1997, the Fund's Distributor, Vista Fund Distributors, Inc. ("VFD"), received $4,071 (after allowance to dealers), as its portion of sales charges paid by purchasers of the Fund's shares. Additionally, VFD received $84,223 from the Fund's Distribution Plan.
Johnston, Lemon received $7,601 in commissions from sales and $40,682 in dealer service fees from VFD in accordance with the terms of VFD's Selling Group Agreement. All of the officers of the Fund and two of its directors are officers of or associated with JLG.

 Brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 1997, 1996, and 1995 amounted to $17,314, $21,010 and
$31,032, respectively. Differences in commission amounts reflect essentially differences in aggregate dollar amount of the portfolio transactions. During fiscal years ended December 31, 1997, 1996, and 1995 Johnston, Lemon received $0, $0 and $1,096, respectively, in commissions for executing portfolio transactions for the Fund.

    EXECUTION OF PORTFOLIO TRANSACTIONS
    AND BROKERAGE ALLOCATION

Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The objective of the Fund is to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. In transactions executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

 Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Fund if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser.

 The Directors of the Fund have adopted a policy which permits the Investment Adviser, subject to the objective of obtaining the best price and execution, to consider a broker-dealer's sale of Fund shares as a factor in selecting from among broker-dealers qualified to offer comparable prices and execution of portfolio transactions. This policy does not imply a commitment by the Fund to execute portfolio transactions through all broker-dealers which sell shares of the Fund. The Investment Adviser will periodically report to the Directors to enable them to assure themselves that the best execution objective continues to be paramount in selection of executing broker-dealers.

 The Fund's Board of Directors has determined that the Fund may effect portfolio transactions through Johnston, Lemon (i) if, in the Investment Adviser's judgment, the use of Johnston, Lemon is likely to result in prices and executions at least as favorable as those of other qualified broker-dealers, (ii) if, in the transaction, the commission, fee or other remuneration to be received by Johnston, Lemon is consistent with those charged by Johnston, Lemon to comparable unaffiliated customers in similar transactions and (iii) if such commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration received by other broker-dealers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund's Board of Directors, including a majority of those Directors who are not "interested persons" of the Fund, have adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration received by Johnston, Lemon is consistent with these standards. Johnston, Lemon will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Johnston, Lemon, even in securities in which Johnston, Lemon makes a market.

 The Fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund does not authorize the payment of commissions to broker-dealers in excess of commissions other qualified broker-dealers would have charged for handling comparable transactions in recognition of their having provided research, statistical, or other related services, or of their having sold Fund shares.

          PURCHASE, REDEMPTION AND
PRICING OF SECURITIES BEING OFFERED

How to Purchase Shares

 Vista Fund Distributors, Inc., is the Distributor of the Fund shares. The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the caption "HOW TO PURCHASE SHARES" is hereby incorporated by reference.

 The Fund's shares may be purchased at their net asset value next computed after receipt of an order, plus a sales charge (the "Offering Price"), through broker-dealers who have current sales agreements with the Distributor. In the alternative, once an account has been established and the selling broker-dealer has been recorded, additional Fund shares may be purchased by wire or by sending a check payable to The Growth Fund of Washington, Inc. with the shareholder's Fund account number indicated on the check, to:

    Chase Vista Service Center
    P.O. Box 419392
    Kansas City, MO  64141-6392

The "Invest by Mail" stub which accompanies each Fund confirmation statement should be included with any purchase order. The Fund will send each shareholder a statement confirming the number of shares purchased.
 Purchases may also be made by automatic investment plan whereby your bank account is debited at specified amounts and intervals or by telephone if certain preauthorization and indemnification is made (see items 5, 6, and 8 of the Account Application).

 A minimum initial investment of $2,500 ($1,000 for IRAs, SEP IRAs and Systematic Investment Plans) is required to open a shareholder account and each subsequent investment must be $100 or more.

Fund shares may be purchased in full and fractional shares calculated to three decimal places and acquired through a broker-dealer or the transfer agent. No stock certificate will be issued unless a shareholder makes a written request therefor to the Transfer Agent at the above address, in which case a certificate will be provided at no cost to the shareholder. No certificates will be issued for fractional shares.

How to Redeem Shares
 The information pertaining to redemption of the Fund's shares appearing in the

Prospectus under the caption "HOW TO REDEEM SHARES" is hereby incorporated by reference.

 Shares tendered for redemption to Vista Service Center at the address given above under "How to Purchase Shares" are redeemed without charge but shares tendered for redemption through Dealers may be subject to a service charge by such Dealers. The redemption price may be more or less than the shareholder's cost for the redeemed shares depending on the market value of the Fund's portfolio securities at the time of redemption.

                        DETERMINATION OF NET ASSET VALUE
 The Fund's net asset value per share is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. New York time for stocks and 4:15 p.m. for options) on each day, Monday through Friday, on which the NYSE is open for trading. The Fund is not required to determine its net asset value per share on days when changes in the value of its portfolio securities will not affect such value or on days during which no orders to purchase or sell Fund shares are received. Net asset value per share is computed by dividing the value of the Fund's total assets less liabilities by
the total number of shares outstanding.  The Fund's expenses   and fees are
accrued daily and taken into account in determining the net asset value.

                                   TAX STATUS

 The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code").
Qualification and election to be taxed as a regulated investment company involve no supervision or management by any government agency. To qualify as a regulated investment company the Fund must distribute to shareholders at least 90% of its net investment income, and meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its dividends and distributions will be taxable to shareholders as ordinary income dividends regardless of whether such distributions were derived from the Fund's net long-term capital gains.

 The Fund will be subject to a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on December 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends, to the extent practicable, to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

Dividends from net investment income and net short-term capital gain distributions are taxable to shareholders as ordinary income. To the extent determined each year, such dividends are eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received
deduction.  A loss by a   shareholder on the sale of shares of the Fund with
respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss even though such shares have been held by the shareholder for less than one year.

 All dividends and distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of such payments.

 Distributions and dividends by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, it nevertheless would be taxable to the shareholder as ordinary income or capital gains as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Therefore, those purchasing Fund shares just prior to a distribution will receive a return of capital upon the ensuing distribution which will nevertheless be taxable to them.

 Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his cost basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares.

 A gain realized on a redemption will not be affected by exercise of the reinstatement privilege. A loss realized on a redemption, however, will be disallowed to the extent the shares redeemed are replaced pursuant to exercise of the reinstatement privilege. In such case, the basis of the shares acquired pursuant to the exercise of the reinstatement privilege will be adjusted to reflect the disallowed loss.

 Certain of the options transactions that may be undertaken by the Fund would
result in "straddles" for federal income tax    purposes.  Without regard to
the straddle rules, any gains (or losses) on the options are generally considered short-term capital gains (or losses) for federal income tax purposes. The straddle rules, however, may affect the character of gains (or losses) realized. Losses realized by the Fund on either options or the underlying securities may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few of the regulations implementing the straddle rules have been promulgated, the consequences of straddle transactions to the Fund are not entirely clear.

The Fund is required to report to the Internal Revenue Service all dividends and distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All dividends and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such dividends or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions and dividends by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that dividends to them would be subject to withholding of U.S. tax.

                               INVESTMENT RESULTS

 From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund may be compared to data prepared by CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. Performance and yield data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in local or regional publications, may also be used in comparing the performance and yield of the Fund. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

 Quotations of total return for the Fund will be expressed in terms of the annual compound rate of return of a hypothetical investment in the Fund over periods of 1 year, five years and 10 years, calculated pursuant to the following formula required by the Securities and Exchange Commission: P(1 +
T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

 The Fund's average annual compound rates of return for the 1, 5 and 10 year periods, ending December 31, 1997 were +28.71%, +16.79% and +13.56%
respectively. These figures assume deduction of the maximum sales charge of 5.75% from the investment at the beginning of each period and assume that all dividends and distributions are reinvested at net asset value on the reinvestment date. (Sales charges are reduced under certain circumstances as described in the Prospectus under "How to Purchase Shares", but these reductions are not reflected in the quoted return figures above.) The average annual compound rates of return for the same periods without assuming deduction of a sales charge would be +36.56%, +18.17% and +14.23%, respectively.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses, so that total return should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating performance should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies.

                          FINANCIAL STATEMENTS
 The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants contained in the Attached Annual Report dated December 31, 1997, are hereby incorporated by reference into this statement of additional information.

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits
 (a) Financial Statements:

Included in Prospectus - Part A
   Selected Per Share Data and Ratios
Incorporated by reference to the Registrant's Annual Report - Part B
   Investment Portfolio
   Statement of Assets and Liabilities
   Statement of Operations
   Statement of Changes in Net Assets

   Notes to Financial Statements
   Report of Independent Accountants

 (b) Exhibits:
       1.  On file (see SEC files nos. 811-4309 and 2-97999)
       2.  On file (see SEC files nos. 811-4309 and 2-97999)
       3.  None
       4.  On file (see SEC files nos. 811-4309 and 2-97999)
       5.  On file (see SEC files nos. 811-4309 and 2-97999)
       6.  On file (see SEC files nos. 811-4309 and 2-97999)
       7.  None
       8.  On file (see SEC files nos. 811-4309 and 2-97999)
       9.  On file (see SEC files nos. 811-4309 and 2-97999)
         10.  Not applicable to this filing
         11.  Consent of Independent Accountants
         12.  None
         13.  None
         14.  On file (see SEC files nos. 811-4309 and 2-97999)
         15.  On file (see SEC files nos. 811-4309 and 2-97999)
         16.  On file (see SEC files nos. 811-4309 and 2-97999)
         17. Financial Data Schedule

Item 25. Persons Controlled by or under Common Control With Registrant.
         None

Item 26. Number of Holders of Securities.
         As of April 1, 1998

                     Number of
                                                   Title of Class
                  Record-Holders
                                                   Capital Stock
                      2,826
                                                 ($.01 par value)


Item 27.  Indemnification.
  Article VI, paragraph (3) of the Registrant's Articles of Incorporation provides as follows:
  (3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the general laws of the State of Maryland, subject to the requirements of the 1940 Act.
  Article XII of Registrant's By-Laws provides as follows:

                                  ARTICLE XII

 Indemnification of Directors, Officers, and Employees

  The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, is or was a director, officer, or employee of the Corporation or serves or served any other enterprise as a director, officer, or employee at the request of the Corporation, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Section 2-418 of the Maryland General Corporation Law provides as follows:
<UNDEF> 2-418. Indemnification of directors, officers, employees and agents.
(a) Definitions. -- In this section the following words have the meanings indicated.

  (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

  (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

  (3) "Expenses" include attorney's fees.

  (4) "Official capacity" means the following:
   (i) When used with respect to a director, the officer or a director in the corporation; and
   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.
   (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, other enterprise, or employee benefit plan.

  (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

  (6) "Proceeding" means any threatened pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(b) Permitted indemnification of director.
  (1) A Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity if the director:
   (i) Acted in good faith;
   (ii) Reasonably believed:
    1. In the case of conduct in the director's official capacity with the corporation, that the conduct was in the best interests of the corporation; and
    2. In all other cases, that the conduct was at least not opposed to the best interests of the corporation; and
   (iii) In the case of any criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.
 (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
     (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.
 (3) The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
(c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.
(d) Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:
 (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.
 (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
  (i) If it determines a director is entitled to reimbursement under paragraph
(1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or
  (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.
 (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
(e) Determination that indemnification is proper.
 (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.
 (2) Such determination shall be made:
  (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;
  (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or
   (iii) By the stockholders.
 (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.
 (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
(f) Payment of expenses in advance of final disposition of action.
 (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under this section, upon receipt by the corporation of:
  (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
  (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
 (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.
 (3) Determinations and authorizations of payments under this subsection shall be in the manner specified in subsection (e) of this section.
(g) Validity of indemnification provision. -- A provision for the corporation to indemnify a director who is made a party to a proceeding, whether contained in the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, except as contemplated by subsection (k) of this section, is not valid unless consistent with this section or, to the extent that indemnity under this section is limited by the charter, consistent with the charter.
(h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
(i) Director's service to employee benefit plan. -- For purposes of this section:
 (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;
 (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
 (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
(j) Officer, employee or agent. -- Unless limited by the charter:
 (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);
 (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
 (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.
(k) Insurance. -- A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.
(l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting. (1981, ch. 737.)
 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
 Reference is also made to the Distribution Agreement and Underwriting Agreement previously filed with the Commission.
Item 28. Business and Other Connections of Investment Adviser
 For information concerning Washington Investment Advisers, Inc., see "Management of the Fund" in Part B of the Prospectus. Set forth below is a list of each officer and director of Washington Investment Advisers, Inc. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January, 1994 for his own account or in the capacity of director, trustee, officer, partner or employee. All addresses are Washington Investment Advisers, Inc., 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

Name                 Position with Washington Investment Advisers, Inc.   Principal Occupation or Other Employment of a Substantial
Nature During Past Two Years

Prabha S. Carpenter   Vice President and Portfolio Manager   Senior Vice President, The Growth
                                              Fund of Washington, Inc.

Stephen Hartwell     President and Director   Chairman of the Board, Washington Management Corporation

Howard L. Kitzmiller   Secretary and Treasurer   Senior Vice President, Secretary, Assistant Treasurer, and Director, Washington
Management Corporation

James H. Lemon, Jr.   Director                 Chairman and Chief Executive Officer of The Johnston-Lemon Group, Incorporated

Harry J. Lister      Chairman of the Board    President and Director, Washington Management Corporation

Michael W. Stockton   Asst. Vice President, Assistant Secretary and Assistant Treasurer   Assistant Vice President, Assistant
                                              Secretary and Assistant Treasurer,
                                              Washington Management Corporation


____________
* For information with respect to other substantial business, profession, vocation or employment of the above directors and officers, see "Management of the Fund" in Part B of the Prospectus which is incorporated herein by reference.
ITEM 29. Principal Underwriters
  (a) Vista Fund Distributors, Inc., formerly called Vista Broker-Dealer Services, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.
  (b) The following are the Directors and officers of Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc..

       Name                     Position and Offices  with   Position and Offices with
                                Distributor               the Registrant

*      Lynn J. Mangum           Chairman                  None

*      Robert J. McMullan       Director, Exec. V.P.      None
                                & Treasurer

       Richard Baxt             President                 None
       12 E. 46th Street, 8th Fl.
       New York, NY 10017

       Lee W. Shultheis         Senior Vice President     None
       One Chase Manhattan
       Plaza, 3rd Floor
       New York, NY 10081

*      Dennis Sheehan           Senior Vice President     None

       Mark Rybarczyk           Senior Vice President     None
       Suite 300
       11 Greenway Plaza
       Houston, TX 77046

       W. Anthony Turner        Senior Vice President     None
       12 E. 46th Street, 8th Fl
       New York, NY 10017

       David Carson             Vice President            None
       One Chase Manhattan
       Plaza, 3rd Floor
       New York, NY 10081

#      Michael Burns            Vice President            None

#      David Blackmore          Vice President            None

#      Stephen Ludwig           Compliance Officer        None

#      Mark Telfer              Compliance Officer        None

#      Dale Smith               Vice President            None

#      John Gilliam             Vice President            None

*      Kevin Dell               V.P., General Counsel     None
                                & Secretary

#      Robert L. Tuch           Asst. Secretary           None

*      Annamaria Porcaro        Assistant Secretary       None


* Address is 150 Clove Street, Little Falls, NJ 07424
# Address is 3435 Stelzer Road, Columbus, OH 43219
  (c) None
ITEM 30. Location of Accounts and Records
  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

 Name                                             Address

Vista Fund Distributors, Inc., a wholly-owned subsidiary of  The BISYS Group, Inc.   3435 Stelzer Road
                                                  Columbus, OH 43219

DST Systems, Inc. (transfer agent)                210 W. 10th Street
                                                  Kansas City, MO  64105

The Chase Manhattan Bank (custodian)              One Chase Manhattan Plaza
                                                  New York, NY  10081

Washington Management Corporation (business manager)   1101 Vermont Ave., NW
                                                  Washington, DC  20005

Washington Investment Advisers, Inc. (investment adviser)   1101 Vermont Ave., NW
                                                  Washington, DC  20005


ITEM 31. Management Services
  Not applicable

ITEM 32. Undertakings

  (c) As reflected in the Prospectus, the Fund undertakes to provide each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia, on the 28th day of April, 1998.

The amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

     By Howard L. Kitzmiller, Esquire

     THE GROWTH FUND OF WASHINGTON, INC.

     By Harry J. Lister, President

Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 28, 1998 by the following persons in the capacities indicated.


SIGNATURE      TITLE

(1) Principal Executive Officer:
    Harry J. Lister      President

(2) Principal Financial Officer and
    Principal Accounting Officer:
    Howard L. Kitzmiller     Senior Vice President,
                      Secretary, Treasurer and Chief Financial Officer
(3) Directors

 James H. Lemon*     Chairman of the Board
 Cyrus A. Ansary*    Director
 Harry J. Lister     Director
 T. Eugene Smith*    Director
 Leonard P. Steuart II*    Director
 Margita E. White*         Director

* By Howard L. Kitzmiller, Attorney-in-fact

                               POWER OF ATTORNEY

 The undersigned directors of The Growth Fund of Washington, Inc., a Maryland Corporation, do hereby constitute and appoint Stephen Hartwell, Harry J. Lister and Howard L. Kitzmiller, or any of them to act as attorneys-in-fact for and in his or her name, place and stead (1) to sign his or her name as a director of said Corporation to any and all amendments to the Registration Statement of The Growth Fund of Washington, Inc., File No. 2-97999 under the Securities Act of 1933 as amended, said amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Corporation is registered to sell shares, and (2) to deliver any and all such amendments to such Registration Statement, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

 EXECUTED at Washington, D.C., this 22nd day of February, 1996.
 The Growth Fund of Washington, Inc.
 Cyrus A. Ansary      T. Eugene Smith
 James H. Lemon, Jr.  Leonard P. Steuart II
 Harry J. Lister      Margita E. White